November 8, 2007

# DREYFUS A BONDS PLUS, INC.

## Supplement to Prospectus
## dated August 1, 2007

The Board of Directors of Dreyfus A Bonds Plus, Inc. (the "Fund") has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Agreement") between the Fund and Dreyfus Investment Grade Funds, Inc., on behalf of Dreyfus Intermediate Term Income Fund (the "Acquiring Fund"). The Agreement provides for the transfer of the Fund's assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, the distribution of shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the "Reorganization").

To help facilitate the additional mergers of two Dreyfus-managed fixed-income funds in Dreyfus' Premier family of funds (the "Premier Funds") into the Acquiring Fund, the Acquiring Fund will change its name to "Dreyfus Premier Intermediate Term Income Fund" and conform its multiple class distribution structure to that of the Premier Funds. More specifically, the Acquiring Fund's Investor and Institutional shares will be redesignated as Class A and Class I shares, respectively, and the Acquiring Fund will adopt Class B and Class C shares as new classes of shares. Fund shareholders will receive Class A shares of the Acquiring Fund in the Reorganization. The front-end sales load applicable to the Acquiring Fund's Class A shares will not be imposed in connection with the Reorganization or on any subsequent purchases of Class A shares of the Acquiring Fund by Fund shareholders who receive Class A shares of the Acquiring Fund in the Reorganization. The Acquiring Fund will not change its name or its multiple class distribution structure unless and until at least one of the Premier Funds is merged into the Acquiring Fund. If the Reorganization of the Fund is approved and consummated, but the mergers of neither of the Premier Funds are approved and consummated, the Acquiring Fund will not change its name or its multiple class distribution structure and Fund shareholders will receive Investor shares of the Acquiring Fund in the Reorganization.

It also is currently contemplated that holders of Fund shares as of December 21, 2007 (the "Record Date") will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about February 27, 2008. If the Agreement is approved, the Reorganization will become effective on or about March 28, 2008.

A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-645-6561.